FIST1 P-1 05/12

SUPPLEMENT DATED MAY 1, 2012

TO THE PROSPECTUS DATED MARCH 1, 2012

OF

FRANKLIN INVESTORS SECURITIES TRUST

(Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund, Franklin Real Return Fund)

The Prospectus is amended as follows:

I. For the Franklin Equity Income Fund, the portfolio management team under "Fund Summaries – Portfolio Managers" section on page 23 is revised as follows:

Portfolio Managers

EDWARD D. PERKS, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since 2005.

ALAN E. MUSCHOTT, CFA   Vice President of Advisers and portfolio manager of the Fund since 2005.

MATT QUINLAN   Portfolio Manager of Advisers and portfolio manager of the Fund since 2011.

II. For the Franklin Equity Income Fund, the portfolio management team under "Fund Details - Management" section on page 83 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities and common stocks with above average dividend yields. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA   Senior Vice President of Advisers

Mr. Perks has been a lead portfolio manager of the Fund since 2005. He joined Franklin Templeton Investments in 1992.

ALAN E. MUSCHOTT, CFA   Vice President of Advisers

Mr. Muschott has been a lead portfolio manager of the Fund since 2005. He joined Franklin Templeton Investments in 1998.

MATT QUINLAN   Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

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